UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 4, 2026
JOHNSON CONTROLS INTERNATIONAL PLC
(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
One Albert Quay. Cork, Ireland, T12 X8N6
(Address of principal executive offices and postal code)

(353)	21-423-5000	Not Applicable
(Registrant’s telephone number)		(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, Par Value $0.01	JCI	New York Stock Exchange
0.375% Senior Notes due 2027	JCI27	New York Stock Exchange
3.000% Senior Notes due 2028	JCI28	New York Stock Exchange
5.500% Senior Notes due 2029	JCI29	New York Stock Exchange
1.750% Senior Notes due 2030	JCI30	New York Stock Exchange
2.000% Sustainability-Linked Senior Notes due 2031	JCI31	New York Stock Exchange
1.000% Senior Notes due 2032	JCI32	New York Stock Exchange
4.900% Senior Notes due 2032	JCI32A	New York Stock Exchange
3.125% Senior Notes due 2033	JCI33	New York Stock Exchange
4.250% Senior Notes due 2035	JCI35	New York Stock Exchange
6.000% Notes due 2036	JCI36A	New York Stock Exchange
5.70% Senior Notes due 2041	JCI41B	New York Stock Exchange
5.250% Senior Notes due 2041	JCI41C	New York Stock Exchange
4.625% Senior Notes due 2044	JCI44A	New York Stock Exchange
5.125% Notes due 2045	JCI45B	New York Stock Exchange
6.950% Debentures due December 1, 2045	JCI45A	New York Stock Exchange
4.500% Senior Notes due 2047	JCI47	New York Stock Exchange
4.950% Senior Notes due 2064	JCI64A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07    Submission of matters to a vote of security holders.

At the AGM, the holders of 556,390,065 of the Company’s ordinary shares were represented in person or by proxy, constituting a quorum. At the meeting, shareholders voted on the following proposals and cast their votes as described below. The proposals are described in detail in the Company’s definitive proxy statement dated January 16, 2026. The vote results detailed below represent final results.

Proposal No. 1 - Election of the Board of Directors

Proposal No. 1 was the election, by separate resolution, of each member of Board of Directors. The following individuals were elected to serve on the Board of Directors until the conclusion of the next annual general meeting. Immediately following the Annual General Meeting and in connection with the decision of Patrick Decker to not stand for reelection to the Board of Directors, the size of the Board of Directors was reduced from 12 directors to 11 directors.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

Timothy Archer	511,771,966	7,744,739	435,790	36,437,570
Jean Blackwell	487,378,739	31,802,369	771,387	36,437,570
Pierre Cohade	514,247,067	5,083,080	622,348	36,437,570
W. Roy Dunbar	497,487,012	21,538,850	926,633	36,437,570
Gretchen R. Haggerty	516,168,024	3,358,128	426,343	36,437,570
Ayesha Khanna	512,494,505	6,558,417	899,573	36,437,570
Seetarama Kotagiri	514,056,271	5,275,674	620,550	36,437,570
Jürgen Tinggren	497,568,719	21,560,064	823,712	36,437,570
Mark Vergnano	513,093,824	6,422,348	436,323	36,437,570
Joakim Weidemanis	515,088,698	4,430,147	433,650	36,437,570
John D. Young	507,469,861	12,051,089	431,545	36,437,570

Proposal No. 2.a - Ratify appointment of independent auditors

Proposal No. 2.a was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent auditors of the Company. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
520,720,132	35,018,103	651,830

Proposal No. 2.b - Authorize the Audit Committee to set the auditors’ remuneration

Proposal No. 2.b was a management proposal to authorize the Audit Committee of the Board of Directors to set the auditors’ remuneration. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
543,530,855	12,401,799	457,411

Proposal No. 3 - Authorize the Company to make market purchases of Company shares

Proposal No. 3 was a management proposal to authorize the Company and/or any subsidiary of the Company to make market purchases of Company shares. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
553,051,315	1,647,206	1,691,544

Proposal No. 4 - Determine the price range at which the Company can re-allot treasury shares

Proposal No. 4 was a management proposal to determine the price range at which the Company can re-allot shares that it holds as treasury shares. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
551,864,210	2,736,338	1,789,517

Proposal No. 5 - Non-binding advisory vote on executive compensation

Proposal No. 5 was a management proposal to hold a non-binding advisory vote on the compensation of the Company’s executives, as described in the Proxy Statement. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
486,785,469	31,871,518	1,295,508	36,437,570

Proposal No. 6 - Approval of the Board of Directors’ authority to allot shares

Proposal No. 6 was a management proposal to approve the Board of Directors’ authority to allot shares up to an aggregate nominal value of US$1,286,103, or approximately 20% of the Company’s issued ordinary share capital. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
545,774,002	9,888,062	728,001

Proposal No. 7 - Waiver of statutory pre-emption rights

Proposal No. 7 was a management proposal to approve the waiver by shareholders of their statutory pre-emption rights in the event of the issuance of ordinary shares for cash, if the issuance is limited to up to an aggregate nominal value of US$1,286,103, or approximately 20% of the Company’s issued ordinary share capital. This proposal was approved by the requisite vote.

FOR	AGAINST	ABSTAIN
519,852,079	35,629,785	908,201

SIGNATURE
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: March 6, 2026	By:	/s/ Richard J. Dancy
		Name:	Richard J. Dancy
		Title:	Vice President and Corporate Secretary